United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 26, 2021

Date of Report (Date of earliest event reported)

Natural Order Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39690	85-2464911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Colpitts Road, Weston, MA	02493
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 395-1644

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value (the “Common Stock”), and one Warrant	NOACU	The Nasdaq Stock Market LLC
Common Stock included as part of the units	NOAC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each to receive one-half (1/2) of one share of Common Stock	NOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On January 26, 2021, Natural Order Acquisition Corp. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Company’s units (the “Units”) may elect to separately trade the common stock and warrants included in the Units commencing on January 29, 2021. Those Units not separated will continue to trade on the Nasdaq Capital Market under the symbol “NOACU,” and each of the common stock and warrants that are separated will trade on the Nasdaq Capital Market under the symbols “NOAC” and “NOACW,” respectively.

Item 9.01. Financial Statements and Exhibits

99.1	Press Release dated January 26, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2021

NATURAL ORDER ACQUISITION CORP.

By:	/s/ Marc Volpe
Name:	Marc Volpe
Title:	Chief Financial Officer

2